                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-NCB
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                           $235,532,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NCB




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                     TRUSTEE




                                NOVEMBER 14, 2005




--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-NCB
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

        DEAL NAME:          MLMI 2005-NCB

 DETAILED COLLATERAL INFO

                                                    % OF                                                      % OF    % OF
                 # OF                      AVG.     GROUP                                                     FULL   PRIMARY    %
                 LOANS      BALANCE      BALANCE   BALANCE     WAC     WARM   FICO   OLTV    CLTV     DTI      DOC    OWNER  CASHOUT
------------------------------------------------------------------------------------------------------------------------------------
  AGGREGATED     4,650  247,933,097.60  53,318.95   100.00    10.174  347.00   661   99.87   99.87    41.83   48.20   99.35   12.66
     RATE
 8.00 or less        8      453,764.92  56,720.62     0.18     7.311  347.00   683  100.00  100.00    40.79   78.71  100.00   19.09
  8.01 - 8.50       66    3,293,600.16  49,903.03     1.33     8.404  349.00   690  100.00  100.00    42.05   75.44  100.00   15.16
  8.51 - 9.00      359   19,932,056.84  55,521.05     8.04     8.842  348.00   684   99.84   99.84    40.78   77.28   99.33   14.21
  9.01 - 9.50      475   27,298,388.34  57,470.29    11.01     9.306  348.00   686   99.82   99.82    42.22   71.43   99.85   10.68
 9.51 - 10.00    1,277   68,068,593.00  53,303.52    27.45     9.831  347.00   669   99.87   99.87    41.66   43.50   99.33   10.74
  10.01-10.5       871   49,825,097.38  57,204.47    20.10   10.3010     347   669   99.90   99.90    42.22   30.82   99.13   11.66
   10.501-11       771   40,584,292.18  52,638.51    16.37   10.7850     348   640   99.89   99.89    42.02   48.60   99.42   16.37
  11.001-11.5      502   24,658,199.38  49,119.92     9.95   11.2490     347   633   99.94   99.94    41.57   41.68   99.53   13.61
11.501 - 12.000    250   11,215,656.45  44,862.63     4.52   11.7510     348   618   99.71   99.71    42.11   47.40   98.27   12.90
12.001 - 12.500     63    2,278,101.86  36,160.35     0.92   12.2310     349   610  100.00  100.00    40.81   59.46  100.00   18.97
12.501 - 13.000      8      325,347.09  40,668.39     0.13   12.6740     343   618  100.00  100.00    42.51   36.10  100.00   14.77
13.001 - 13.500
13.501 - 14.000
14.001 - 14.500
14.501 - 15.000

     FICO
N/A or Below 500
   520 - 539
   540 - 559
   560 - 579        25      936,256.06  37,450.24    38.00%  10.8740     352   575   99.81   99.81    38.97  100.00  100.00    0.00
   580 - 599       337   13,367,946.54  39,667.50   539.00%  11.0060     346   591   99.86   99.86    42.38  100.00  100.00   17.70
    600-620        506   22,315,387.45  44,101.56   900.00%  10.6750     346   610   99.90   99.90    41.11   95.33   99.71   19.06
    621-640        843   40,758,572.04  48,349.43  1644.00%  10.5820     347   630   99.90   99.90    41.98   61.30   99.70   19.27

     CLTV
   BELOW 80          1       51,885.32  51,885.32     2.00%   11.700  353.00   638   76.70   76.70    48.30  100.00  100.00  100.00
      80
     80-84           1       49,810.96  49,810.96     2.00%   9.8500     355   661   84.66   84.66    49.45  100.00  100.00  100.00
     85-89           2      125,652.62  62,826.31     5.00%  11.8020     354   618   87.07   87.08    31.25  100.00  100.00  100.00
     90-94          10      384,156.74  38,415.67    15.00%   9.8010     340   653   92.80   92.80    40.01   63.17  100.00   37.89
     95-99         159    8,653,634.53  54,425.37   349.00%  10.0570     344   659   97.09   97.09    41.90   64.89   99.68   29.53
      100        4,477  238,667,957.43  53,309.80  9626.00%   10.178  347.00   661  100.00  100.00    41.83   47.52   99.34   11.92

   2nd Home         35    1,603,619.31  45,817.69    65.00%  10.3320     350   685   99.91   99.91    43.43   19.20    0.00    0.00
Invest Property      0               0          0        0         0       0     0       0       0        0       0       0       0


DOCUMENTATION
     TYPE
     Full         2532  119,503,679.61  47,197.35  4820.00%  10.0150     346   645   99.83   99.83    41.91  100.00   99.74   18.79
    Stated       2,015  122,341,137.93  60,715.20  4934.00%  10.3560     349   677   99.91   99.91    41.99    0.00   98.94    6.70
    Limited        103    6,088,280.06  59,109.52   246.00%   9.6420     344   662   99.96   99.96    37.03    0.00  100.00   12.11


   Cash Out        664   31,383,733.48  47,264.66  1266.00%  10.2300     343   646   99.62   99.63    41.50   71.55  100.00  100.00

  2-4 Family       126    9,214,898.34  73,134.11   372.00%  10.2020     350   680   99.83   99.83    43.51   37.47  100.00    8.41

DEBT TO INCOME
    RATIO
   Below 40       1648   80,742,505.58  48,994.24    32.57    10.151  344.00   660   99.88   99.88    33.59   49.29   99.54   13.82
     40-45        1220   66,346,959.43  54,382.75  2676.00%  10.2030     348   663   99.87   99.87    42.72   43.37   99.32    9.31
     45-50        1748   99,495,493.21  56,919.62  4013.00%  10.1750     348   661   99.87   99.87    47.79   50.24   99.34   13.98
     50-55          34    1,348,139.38  39,651.16    54.00%  10.1270     343   648   99.89   99.89    51.45   69.98   90.46    9.97
greater than 55


  Prepayment
    Penalty
       0         1,639   72,824,081.72  44,432.02  2937.00%  10.5000     345   655   99.87   99.87    41.13   55.09   99.30   16.10
      12           207   14,933,078.03  72,140.47   602.00%  10.4500     347   671   99.91   99.91    42.66   34.63   99.30   11.80
      24         1,825  104,952,368.11  57,508.15  4233.00%  10.0900     348   665   99.89   99.89    42.13   43.27   99.16    9.89
      36           979   55,223,569.74  56,408.14  2227.00%   9.8300     348   661   99.83   99.83    41.96   52.15   99.80   13.61

 JUNIOR RATIO
   Below 40      4,650  247,933,097.60  53,318.95   100.00   10.1740     347   661   99.87   99.87    41.83   48.20   99.35   12.66
40.001 - 45.000
45.001 - 50.000
50.001 - 55.000
55.001 - 60.000
65.001 - 70.000
75.001 - 80.000
80.001 - 85.000
   95.001 >=

          Doc Stat = full
------------------------------------
     Occ Stat = owner occupied
------------------------------------
                                < 70     >= 70 / < 80     >= 80 / < 100            >= 100
-----------------------------------------------------------------------------------------
< 550
>= 550 / < 570                 0.00%            0.00%             0.01%             0.01%
>= 570 / < 590                 0.00%            0.00%             0.11%             2.24%
>= 590 / < 610                 0.00%            0.00%             0.24%             7.14%
>= 610 / < 630                 0.00%            0.00%             0.39%             9.12%
>= 630 / < 650                 0.00%            0.02%             0.33%             9.22%
>= 650 / < 670                 0.00%            0.00%             0.67%             7.20%
>= 670 / < 690                 0.00%            0.00%             0.41%             4.45%
>= 690 / < 710                 0.00%            0.00%             0.22%             2.81%
>= 710 / < 730                 0.00%            0.00%             0.00%             1.54%
>= 730                         0.00%            0.00%             0.06%             1.89%


        Doc Stat = not full
------------------------------------
     Occ Stat = owner occupied
------------------------------------
                                < 70     >= 70 / < 80     >= 80 / < 100            >= 100
-----------------------------------------------------------------------------------------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610                 0.00%            0.00%             0.01%             0.04%
>= 610 / < 630                 0.00%            0.00%             0.02%             2.96%
>= 630 / < 650                 0.00%            0.00%             0.31%             9.85%
>= 650 / < 670                 0.00%            0.00%             0.31%            11.96%
>= 670 / < 690                 0.00%            0.00%             0.29%             9.37%
>= 690 / < 710                 0.00%            0.00%             0.13%             6.86%
>= 710 / < 730                 0.00%            0.00%             0.10%             4.47%
>= 730                         0.00%            0.00%             0.11%             4.50%

          Doc Stat = full
------------------------------------
   Occ Stat = not owner occupied
------------------------------------
                                < 70     >= 70 / < 80     >= 80 / < 100            >= 100
-----------------------------------------------------------------------------------------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630                 0.00%            0.00%             0.00%             0.04%
>= 630 / < 650                 0.00%            0.00%             0.00%             0.01%
>= 650 / < 670                 0.00%            0.00%             0.00%             0.03%
>= 670 / < 690
>= 690 / < 710
>= 710 / < 730
>= 730                         0.00%            0.00%             0.00%             0.05%


        Doc Stat = not full
------------------------------------
   Occ Stat = not owner occupied
------------------------------------
                                < 70     >= 70 / < 80     >= 80 / < 100            >= 100
-----------------------------------------------------------------------------------------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630
>= 630 / < 650                 0.00%            0.00%             0.00%             0.08%
>= 650 / < 670                 0.00%            0.00%             0.00%             0.18%
>= 670 / < 690                 0.00%            0.00%             0.01%             0.09%
>= 690 / < 710                 0.00%            0.00%             0.00%             0.06%
>= 710 / < 730                 0.00%            0.00%             0.00%             0.04%
>= 730                         0.00%            0.00%             0.00%             0.07%